EXHIBIT 99

                        BoAMS 05-H PreStructure-v5 - 6A1

BANC OF AMERICA

Balance     $49,926,000.00   Delay                   19   WAC(6)        5.7808   WAM(6)    359
Coupon              5.5258   Dated           10/01/2005   NET(6)        5.5258   WALA(6)     1
Settle          10/31/2005   First Payment   11/20/2005   Contrib Wac   5.7808


Price             1         2         3         4         5         6         7
---------   -------   -------   -------   -------   -------   -------   -------   ------
100-01.00    5.5188    5.5027    5.4844    5.4635    5.4401    5.4140    5.3853   Yield
100-01.00     76.83     76.02     77.66     78.25     78.25     77.56     76.61   Spread

100-01.50    5.5156    5.4987    5.4795    5.4577    5.4332    5.4060    5.3759   Yield
100-01.50     76.51     75.62     77.18     77.67     77.56     76.75     75.67   Spread

100-02.00    5.5123    5.4947    5.4747    5.4519    5.4263    5.3979    5.3665   Yield
100-02.00     76.18     75.22     76.69     77.09     76.87     75.94     74.73   Spread

100-02.50    5.5090    5.4906    5.4698    5.4461    5.4194    5.3898    5.3571   Yield
100-02.50     75.85     74.82     76.21     76.51     76.18     75.14     73.79   Spread

100-03.00    5.5057    5.4866    5.4650    5.4403    5.4125    5.3817    5.3477   Yield
100-03.00     75.52     74.42     75.72     75.93     75.49     74.33     72.85   Spread


WAL                         6.006            4.788            3.876            3.171
Mod Durn                    4.738            3.867            3.200            2.674
Mod Convexity               0.360            0.264            0.196            0.145
Principal Window   Nove05 - Oct15   Nove05 - Oct15   Nove05 - Oct15   Nove05 - Oct15
WAL                         2.624            2.198           1.862
Mod Durn                    2.256            1.923           1.654
Mod Convexity               0.108            0.082           0.062
Principal Window   Nove05 - Oct15   Nove05 - Oct15   Nov05 - Oct15


LIBOR_6MO      1.93      1.93      1.93      1.93      1.93      1.93    1.9375
LIBOR_1YR      4.40      4.40      4.40      4.40      4.40      4.40   4.40688
Prepay       10 CPB    15 CPB    20 CPB    25 CPB    30 CPB    35 CPB    40 CPB


Swap   Mat    1YR      2YR      3YR      4YR      5YR
----   ---   ------   ------   ------   ------   ------
       Yld   4.5550   4.6295   4.6745   4.7125   4.7505



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective reg in this material is current as of the date appearing on this material only. Information in this material regarding any assets back in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                        BoAMS 05-H PreStructure-v5 - 7A1

BANC OF AMERICA

Balance    $137,371,000.00   Delay                   19   WAC(7)        6.1114   WAM(7)    358
Coupon              5.7217   Dated           10/01/2005   NET(7)        5.7217   WALA(7)     2
Settle          10/31/2005   First Payment   11/20/2005   Contrib Wac   6.1114


Price             1         2         3         4         5         6         7
---------   -------   -------   -------   -------   -------   -------   -------   ------
100-23.96     5.458     5.414     5.366     5.310     5.247     5.176     5.096   Yield
100-23.96     68.87     67.05     64.26     60.39     55.55     50.03     44.09   Spread

100-24.46     5.454     5.409     5.360     5.303     5.239     5.167     5.086   Yield
100-24.46     68.39     66.50     63.64     59.69     54.77     49.14     43.08   Spread

100-24.96     5.449     5.403     5.353     5.297     5.232     5.158     5.075   Yield
100-24.96     67.91     65.95     63.03     58.99     53.98     48.25     42.08   Spread

100-25.46     5.444     5.398     5.347     5.290     5.224     5.149     5.065   Yield
100-25.46     67.43     65.41     62.41     58.30     53.19     47.36     41.07   Spread

100-25.96     5.439     5.393     5.341     5.283     5.216     5.141     5.055   Yield
100-25.96     66.94     64.86     61.79     57.60     52.40     46.47     40.07   Spread


WAL                         3.693            3.238            2.847            2.501
Mod Durn                    3.196            2.825            2.503            2.216
Mod Convexity               0.145            0.121            0.102            0.086
Principal Window    Nov05 - Sep10    Nov05 - Sep10    Nov05 - Sep10    Nov05 - Sep10
WAL                         2.194            1.925           1.689
Mod Durn                    1.960            1.734           1.534
Mod Convexity               0.071            0.059           0.049
Principal Window    Nov05 - Sep10    Nov05 - Sep10   Nov05 - Sep10


LIBOR_6MO    1.9375    1.9375    1.9375    1.9375    1.9375    1.9375    1.9375
LIBOR_1YR   4.40688   4.40688   4.40688   4.40688   4.40688   4.40688   4.40688


Prepay                              10 CPB              15 CPB              20 CPB              25 CPB
No Prepays
Lockout and Penalties    Include Penalties   Include Penalties   Include Penalties   Include Penalties
Prepay Penalty Haircut                   0                   0                   0                   0
Prepay                              30 CPB              35 CPB              40 CPB
No Prepays
Lockout and Penalties    Include Penalties   Include Penalties   Include Penalties
Prepay Penalty Haircut                   0                   0                   0


Swap   Mat    1YR      2YR      3YR      4YR      5YR
----   ---   ------   ------   ------   ------   ------
       Yld    4.593   4.6825   4.7305    4.787    4.826


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective reg in this material is current as of the date appearing on this material only. Information in this material regarding any assets back in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BAFC05H-TS - Price/Yield - 2A5

Balance       $18,104,000.00            Delay               19           WAC(2)         5.485385           WAM(2)             358
Coupon              5.230385            Dated        10/1/2005           NET(2)         5.230385          WALA(2)               2
Settle            10/27/2005     First Payment      11/20/2005     Contrib Wac          5.485385


Price                                           1            2            3            4            5            6
-----------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------    ------
100.359375                                       5.96         5.85         5.72         5.58         5.43         5.32     Yield
100.359375                                      111.3        100.1         87.1         79.0         69.4         61.6    Spread

WAL                                             18.04        13.20        10.07         8.01         6.54         5.47
Mod Durn                                        10.87         8.95         7.42         6.25         5.33         4.59
Principal Window Begin                            152          106           79           63           51           43
Principal Window End                              359          359          359          359          359          359
Total Collat Group Loss (Collat Maturity)        4.06%        4.22%        4.32%        4.41%        4.42%        4.45%

LIBOR_1YR                                     4.40688      4.40688      4.40688      4.40688      4.40688      4.40688
SWAP_2YR                                        4.529        4.529        4.529        4.529        4.529        4.529
Prepay                                         10 CPR       15 CPR       20 CPR       25 CPR       30 CPR       35 CPR
Default                                       1.9 CDR      2.8 CDR      3.8 CDR      4.9 CDR        6 CDR      7.2 CDR
Loss Severity                                      30%          30%          30%          30%          30%          30%
Servicer Advances                                 100%         100%         100%         100%         100%         100%
Liquidation Lag                                     9            9            9            9            9            9
Optional Redemption                          Call (N)     Call (N)     Call (N)     Call (N)     Call (N)     Call (N)


Swap   Mat           0.5YR    1.25YR    2YR      3YR      4YR     5YR 10YR
----   ---   -----   ------   ------   ------   ------   ------   -----
       Yld   1.276   4.4990   4.5990   4.6360   4.6590   4.6910   4.852


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.